Exhibit 99.1

Investor Contact:	Mark Haden
Bunge Limited
914-684-3398
mark.haden@bunge.com

Media Contact:	Susan Burns
Bunge Limited
914-684-3246
susan.burns@bunge.com

Bunge Limited Announces Pricing of Senior Notes Offering

WHITE PLAINS, NY, Nov. 10, 2016 – Bunge Limited (NYSE: BG) today announced that Bunge Finance Europe B.V., its wholly owned finance subsidiary, has priced a public offering of €200,000,000 aggregate principal amount of 1.850% senior notes due 2023 (the “notes”). The notes will be guaranteed by Bunge Limited.

The notes constitute an additional issuance of, and form a single series with, the outstanding 1.850% senior notes due 2023 (the “existing notes”) issued on June 16, 2016 and have the same terms as the existing notes. The notes will have the same ISIN and Common Code number as the existing notes and will trade interchangeably with the existing notes immediately upon settlement. Upon issuance of the notes, the aggregate principal amount outstanding of the 1.850% senior notes due 2023 will be €800,000,000.

The offering is being made pursuant to a registration statement filed with the U.S. Securities and Exchange Commission. The transaction is expected to close on November 17, 2016.

Bunge Limited intends to use the net proceeds from this offering for general corporate purposes, including, but not limited to, the repayment of outstanding indebtedness, which may include indebtedness under its revolving credit facilities.

BNP Paribas, Citigroup Global Markets Limited, J.P. Morgan Securities plc, Deutsche Bank AG, London Branch, HSBC Bank plc and ING Bank N.V. are acting as joint book-running managers for the offering.

This offering of senior notes may be made only by means of the prospectus supplement and the accompanying prospectus related to the offering. Copies of the prospectus supplement and the accompanying prospectus relating to the offering can be obtained by calling BNP Paribas toll-free at (800) 854-5674, Citigroup Global Markets Limited toll-free at (800) 831-9146 or J.P. Morgan Securities plc collect at +44 (0)207-134-2468.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of, these senior notes in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The prospectus in the registration statement and the prospectus supplement relating to the offering have been prepared on the basis that any offer of notes in any Member State of the European Economic Area (each, a “Member State”) will be made pursuant to an exemption under Directive 2003/71/EC of the European Parliament and the Council of 4 November 2003 as amended (the “Prospectus Directive”) from the requirement to publish a prospectus for offers of notes. Accordingly any person making or intending to make an offer in that Member State of notes which are the subject of the offering contemplated in the prospectus supplement may only do so in circumstances in which no obligation arises for Bunge Limited, Bunge Finance Europe B.V. or any of the underwriters to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive, in each case, in relation to such offer. Neither we nor the joint bookrunners have authorized, nor do they authorize, the making of any offer of notes in circumstances in which an obligation arises for us or the underwriters to publish or supplement a prospectus for such offer.

The prospectus in the registration statement and the prospectus supplement relating to the offering are for distribution only to persons who (i) have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Financial Promotion Order”), (ii) are persons falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations etc.”) of the Financial Promotion Order, (iii) are outside the United Kingdom, or (iv) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). The prospectus in the registration statement and the prospectus supplement relating to the offering are directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which the such documents relate is available only to relevant persons and will be engaged in only with relevant persons.

Relevant stabilization regulations including FCA / ICMA apply.

About Bunge Limited

Bunge Limited (www.bunge.com, NYSE: BG) is a leading global agribusiness and food company operating in over 40 countries with approximately 35,000 employees. Bunge buys, sells, stores and transports oilseeds and grains to serve customers worldwide; processes oilseeds to make protein meal for animal feed and edible oil products for commercial customers and consumers; produces sugar and ethanol from sugarcane; mills wheat, corn and rice to make ingredients used by food companies; and sells fertilizer in South America. Founded in 1818, the company is headquartered in White Plains, New York.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities, including statements with respect to the completion, timing and anticipated use of proceeds of the offering.  We have tried to identify these forward looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions.  These forward looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward looking statements, including those risk factors described in or incorporated by reference in the prospectus supplement for the offering.  The following important factors, among others, could affect our business and financial performance: industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business; fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; our ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.